EliteDesigns Plus Variable Annuity Application
Questions? Call our Service Center at 877-700-6847.

Instructions

Complete the entire form to establish a new EliteDesigns Plus Variable Annuity Contract. Please type or print.

1. Choose Type of Annuity Contract

Please select the annuity type: m Non-Qualified m Roth IRA m Traditional IRA

Initial Contribution $ _____________________

For IRAs only: Current Year $ ___________________ Prior Year $ __________________ Rollover $ __________________

2. Provide Annuitant Information

Name of Annuitant			m Male	m Female
	First	MI	Last

Mailing Address
	Street Address	City	State	ZIP Code

Residential Address
(if different from mailing address)	Street Address	City	State	ZIP Code

Social Security Number/Tax I.D. Number	Date of Birth
(mm/dd/yyyy)

Daytime Phone Number	Home Phone Number

3. Provide Contractowner Information

❒ Same as Annuitant

Name of Contractowner			m Male	m Female
	First	MI	Last

Mailing Address
	Street Address	City	State	ZIP Code

Residential Address
(if different from mailing address)	Street Address	City	State	ZIP Code

Social Security Number/Tax I.D. Number	Date of Birth
(mm/dd/yyyy)

Daytime Phone Number	Home Phone Number

4. Provide Joint Owner Information

Name of Joint Owner			m Male	m Female
	First	MI	Last

Mailing Address
	Street Address	City	State	ZIP Code

Residential Address
(if different from mailing address)	Street Address	City	State	ZIP Code

Social Security Number/Tax I.D. Number	Date of Birth
(mm/dd/yyyy)

Daytime Phone Number	Home Phone Number

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5. Provide Primary and Secondary Beneficiary(ies)

For additional Primary Beneficiaries, please attach a separate list to the end of this application.
	Primary Beneficiary Name	Address (city, state, zip)	Phone No.	Social Security No.	DOB (mm/dd/yyyy)	Relationship to Owner	% of Benefit
1.
2.
3.
For additional Secondary Beneficiaries, please attach a separate list to the end of this application.
	Secondary Beneficiary Name	Address (city, state, zip)	Phone No.	Social Security No.	DOB (mm/dd/yyyy)	Relationship to Owner	% of Benefit
1.
2.
3.

6. Provide Replacement Information

Do you currently have any existing annuity or insurance policies? m Yes m No
Does this proposed contract replace or change any existing annuity or insurance policy? m Yes m No
If yes, please list the following for all life insurance or annuity contracts to be replaced:
Current Carrier Name	Contract/Policy Number

7. Choose Optional Return of Premium Death Benefit Rider

❒ Return of Premium Death Benefit Rider.

Please Continue

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8. Provide Investment Directions (continued on page 4)

Please indicate your investment preferences below. Please use whole percentages totaling 100%

%	Adaptive Allocation Portfolio	%	DWS Global Thematic VIP	%	Goldman Sachs VIT Mid	%	Ibbotson Growth ETF Asset
%	Alger Capital Appreciation	%	DWS Government		Cap Value		Allocation
%	Alger Large Cap Growth		& Agency Securities VIP	%	Goldman Sachs VIT	%	Ibbotson Income and Growth ETF
%	AllianceBernstein VPS	%	DWS High Income VIP		Strategic Growth		Asset
	Global Thematic Growth	%	DWS Large Cap Value VIP	%	Goldman Sachs VIT		Allocation
%	AllianceBernstein VPS	%	Federated Fund for U.S.		Strategic International	%	ING Clarion Global Real
	Growth and Income		Government Securities II		Equity		Estate
%	AllianceBernstein VPS	%	Federated High Income	%	Goldman Sachs VIT	%	ING Clarion Real Estate
	Small/Mid Cap Value		Bond II		Structured Small Cap Equity	%	ING MidCap Opportunities
%	American Century VP	%	Fidelity® VIP Balanced	%	Guggenheim VT All Cap	%	Innealta Capital Country
	Income & Growth	%	Fidelity® VIP Contrafund®		Value		Rotation
%	American Century VP	%	Fidelity® VIP Disciplined	%	Guggenheim VT All-Asset	%	Innealta Capital Sector
	Inflation Protection		Small Cap		Aggressive Strategy		Rotation
%	American Century VP	%	Fidelity® VIP Emerging	%	Guggenheim VT All-Asset	%	Invesco V.I. Core Equity
	International		Markets		Conservative Strategy	%	Invesco V.I. Global Core
%	American Century VP Mid	%	Fidelity® VIP Growth	%	Guggenheim VT All-Asset		Equity
	Cap Value		Opportunities		Moderate Strategy	%	Invesco V.I. Global Health
%	American Century VP Value	%	Fidelity® VIP Growth &	%	Guggenheim VT CLS		Care
%	BlackRock Basic Value V.I.		Income		AdvisorOne Amerigo	%	Invesco V.I. Global Real
%	BlackRock Capital	%	Fidelity® VIP High Income	%	Guggenheim VT CLS		Estate
	Appreciation V.I.	%	Fidelity® VIP Index 500		AdvisorOne Clermont	%	Invesco V.I. Government
%	BlackRock Equity	%	Fidelity® VIP Investment	%	Guggenheim VT CLS		Securities
	Dividend V.I.		Grade Bond		AdvisorOne	%	Invesco V.I. High Yield
%	BlackRock Global	%	Fidelity® VIP Mid Cap		Select Allocation	%	Invesco V.I. International
	Allocation V.I.	%	Fidelity® VIP Overseas	%	Guggenheim VT DWA		Growth
%	BlackRock Global	%	Fidelity® VIP Real Estate		Flexible Allocation	%	Invesco V.I. Mid Cap Core
	Opportunities V.I.	%	Fidelity® VIP Strategic	%	Guggenheim VT DWA		Equity
%	BlackRock High Yield V.I.		Income		Sector Rotation	%	Invesco V.I. Small Cap
%	BlackRock Large Cap	%	Franklin Flex Cap Growth	%	Guggenheim VT Global		Equity
	Core V.I.		Securities		Managed Futures Strategy	%	Invesco V.I. S&P 500 Index
%	BlackRock Large Cap	%	Franklin Growth & Income	%	Guggenheim VT High Yield	%	Invesco V.I. Utilities
	Growth V.I.		Securities	%	Guggenheim VT Large Cap	%	Invesco Van Kampen V.I.
%	Dimensional VA Global	%	Franklin High Income		Concentrated Growth		American Franchise
	Bond Portfolio		Securities	%	Guggenheim VT Large Cap	%	Invesco Van Kampen V.I.
%	Dimensional VA	%	Franklin Income Securities		Core		American Value
	International Small Portfolio	%	Franklin Large Cap Growth	%	Guggenheim VT Large Cap	%	Invesco Van Kampen V.I.
%	Dimensional VA o		Securities		Value		Comstock
	International Value Portfoli	%	Franklin Large Cap Value	%	Guggenheim VT Managed	%	Invesco Van Kampen V.I.
%	Dimensional VA Short-Term		Securities		Asset Allocation		Equity and Income
	Fixed Portfolio	%	Franklin Mutual Global	%	Guggenheim VT Mid Cap	%	Invesco Van Kampen V.I.
%	Dimensional VA U.S. Large		Discovery Securities		Growth		Growth and Income
	Value Portfolio	%	Franklin Mutual Shares	%	Guggenheim VT Mid Cap	%	Invesco Van Kampen V.I.
%	Dimensional VA U.S.		Securities		Value		Mid CapGrowth
	Targeted Value Portfolio	%	Franklin Rising Dividends	%	Guggenheim VT MSCI	%	Ivy Funds VIP Asset
%	Direxion Dynamic VP		Securities		EAFE Equal Weight		Strategy
	HY Bond	%	Franklin Small Cap Value	%	Guggenheim VT Multi-%		Ivy Funds VIP Balanced
%	Dreyfus IP Small Cap		Securities		Hedge Strategies	%	Ivy Funds VIP Core Equity
	Stock Index	%	Franklin Small-Mid Cap	%	Guggenheim VT Small Cap	%	Ivy Funds VIP Dividend
%	Dreyfus IP Technology		Growth Securities		Growth		Opportunities
	Growth	%	Franklin Strategic Income	%	Guggenheim VT Small Cap	%	Ivy Funds VIP Energy
%	Dreyfus Stock Index		Securities		Value	%	Ivy Funds VIP Global Bond
%	Dreyfus VIF Appreciation	%	Franklin US Government	%	Guggenheim VT Total	%	Ivy Funds VIP Growth
%	Dreyfus VIF International		Securities		Return Bond	%	Ivy Funds VIP High Income
	Value	%	Goldman Sachs VIT	%	Guggenheim VT U.S. Long	%	Ivy Funds VIP International
%	DWS Capital Growth VIP		Government Income		Short Momentum		Core Equity
%	DWS Core Equity VIP	%	Goldman Sachs VIT Growth	%	Ibbotson Aggressive Growth	%	Ivy Funds VIP International
%	DWS Dreman Small Mid		Opportunities		ETF Asset Allocation		Growth
	Cap Value VIP	%	Goldman Sachs VIT Large	%	Ibbotson Balanced ETF	%	Ivy Funds VIP Limited-Term
%	DWS Global Small Cap		Cap Value		Asset Allocation		Bond
	Growth VIP			%	Ibbotson Conservative ETF
Asset Allocation

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8. Provide Investment Directions (continued from page 3)

Please indicate your investment preferences below. Please use whole percentages totaling 100%

%	Ivy Funds VIP Mid Cap	%	MFS® VIT New Discovery	%	Putnam VT Growth	%	Rydex VT S&P 500 Pure
	Growth	%	MFS® VIT Research		Opportunities		Growth
%	Ivy Funds VIP Real Estate	%	MFS® VIT Research Bond	%	Putnam VT High Yield	%	Rydex VT S&P 500 Pure
	Securities	%	MFS® VIT Research	%	Putnam VT Income		Value
%	Ivy Funds VIP Science		International	%	Putnam VT Investors	%	Rydex VT S&P MidCap
	and Technology	%	MFS® VIT Total Return	%	Putnam VT Voyager		400 Pure Growth
%	Ivy Funds VIP Small Cap	%	MFS® VIT Utilities	%	Rydex VT Banking	%	Rydex VT S&P MidCap
	Growth	%	Morgan Stanley UIF	%	Rydex VT Basic Materials		400 Pure Value
%	Ivy Funds VIP Small Cap		Emerging Markets Debt	%	Rydex VT Biotechnology	%	Rydex VT S&P SmallCap
	Value	%	Morgan Stanley UIF	%	Rydex VT Commodities		600 Pure Growth
%	Ivy Funds VIP Value		Emerging Markets Equity		Strategy	%	Rydex VT S&P SmallCap
%	Janus Aspen Enterprise	%	Neuberger Berman AMT	%	Rydex VT Consumer		600 Pure Value
%	Janus Aspen Forty		Guardian		Products	%	Rydex VT Strengthening
%	Janus Aspen Janus Portfolio	%	Neuberger Berman AMT	%	Rydex VT Dow 2x Strategy		Dollar 2x Strategy
%	Janus Aspen Overseas		Socially Responsive	%	Rydex VT Electronics	%	Rydex VT Technology
%	Janus Aspen Perkins Mid	%	Oppenheimer Global	%	Rydex VT Energy	%	Rydex VT
	Cap Value		Securities Fund/VA	%	Rydex VT Energy Services		Telecommunications
%	JPMorgan Insurance Trust	%	Oppenheimer Global	%	Rydex VT Europe 1.25x	%	Rydex VT Transportation
	Core Bond Portfolio		Strategic Income Fund/VA		Strategy	%	Rydex VT U.S. Government
%	JPMorgan Insurance Trust	%	Oppenheimer International	%	Rydex VT Financial		Money Market
	International Equity Portfolio		Growth Fund/VA		Services	%	Rydex VT Utilities
%	JPMorgan Insurance Trust	%	Oppenheimer Main Street	%	Rydex VT Government Long	%	Rydex VT Weakening Dollar
	Intrepid Growth Portfolio		Small- & Mid-Cap Fund®/VA		Bond 1.2x Strategy		2x Strategy
%	JPMorgan Insurance Trust	%	PIMCO VIT All Asset	%	Rydex VT Health Care	%	T. Rowe Price Blue Chip
	Intrepid MidCap Portfolio	%	PIMCO VIT	%	Rydex VT Internet		Growth
%	JPMorgan Insurance Trust		CommodityRealReturn	%	Rydex VT Inverse Dow 2x	%	T. Rowe Price Equity
	MidCap Growth Portfolio		Strategy		Strategy		Income
%	JPMorgan Insurance Trust	%	PIMCO VIT Emerging	%	Rydex VT Inverse	%	T. Rowe Price Health
	Small Cap Core Portfolio		Markets Bond		Government Long Bond		Sciences
%	JPMorgan Insurance Trust	%	PIMCO VIT Foreign Bond		Strategy	%	T. Rowe Price Limited-Term
	US Equity Portfolio		(Unhedged)%		Rydex VT Inverse Mid-Cap		Bond
%	Lord Abbett Series Bond-%		PIMCO VIT Global Bond		Strategy	%	Templeton Developing
	Debenture VC		(Unhedged)%		Rydex VT Inverse		Markets Securities
%	Lord Abbett Series	%	PIMCO VIT High Yield		NASDAQ-100® Strategy	%	Templeton Foreign
	Calibrated Dividend	%	PIMCO VIT Low Duration	%	Rydex VT Inverse Russell		Securities
	Growth VC	%	PIMCO VIT Real Return		2000® Strategy	%	Templeton Global Bond
%	Lord Abbett Series	%	PIMCO VIT Short-Term	%	Rydex VT Inverse S&P		Securities
	Classic Stock VC	%	PIMCO VIT Total Return		500 Strategy	%	Templeton Growth
%	Lord Abbett Series	%	Pioneer Bond VCT	%	Rydex VT Japan 2x		Securities
	Developing Growth VC	%	Pioneer Emerging Markets		Strategy	%	Third Avenue Value
%	Lord Abbett Series		VCT	%	Rydex VT Leisure	%	Van Eck VIP Global Hard
	Fundamental Equity VC	%	Pioneer Equity Income VCT	%	Rydex VT Mid-Cap		Assets
%	Lord Abbett Series Growth	%	Pioneer High Yield VCT		1.5x Strategy	%	Wells Fargo Advantage
	and Income VC	%	Pioneer Real Estate Shares	%	Rydex VT NASDAQ-100®		International Equity VT
%	Lord Abbett Series Growth		VCT	%	Rydex VT NASDAQ-100®	%	Wells Fargo Advantage
	Opportunities VC	%	Pioneer Strategic Income		2x Strategy		Intrinsic Value VT
%	Lord Abbett Series Mid Cap		VCT	%	Rydex VT Nova	%	Wells Fargo Advantage
	Stock VC	%	Power Income VIT	%	Rydex VT Precious Metals		Omega Growth VT
%	Lord Abbett Series Total	%	Putnam VT Absolute Return	%	Rydex VT Real Estate	%	Wells Fargo Advantage
	Return VC		500%		Rydex VT Retailing		Opportunity VT
%	Lord Abbett Series Value	%	Putnam VT Capital	%	Rydex VT Russell 2000®	%	Wells Fargo Advantage
	Opportunities VC		Opportunities		1.5x Strategy		Small Cap Value VT
%	MFS® VIT Emerging Markets	%	Putnam VT Diversified	%	Rydex VT Russell 2000®	%	Western Asset Variable
	Equity		Income		2x Strategy		Global High Yield Bond
%	MFS® VIT High Yield	%	Putnam VT Equity Income	%	Rydex VT S&P 500
%	MFS® VIT Investors Growth	%	Putnam VT Global Asset		2x Strategy	Must Total 100%
	Stock		Allocation
%	MFS® VIT Investors Trust

Please Continue

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9. Incentives and Other Considerations

Have you been offered any cash incentive or other consideration (such as free insurance) as an inducement to apply for this annuity contract? mYes m No

To the best of your knowledge and belief, has the annuitant been offered any cash incentive or other consideration (such as free insurance) as an inducement to apply for this annuity contract? mYes mNo

10. Statement of Understanding

I have been given a current prospectus that describes the Contract for which I am applying. I understand that annuity payments and withdrawal values, if any, when based on the investment experience of the Investment Options are variable and dollar amounts are not guaranteed and that any benefits, values or payments based on performance of the Investment Options may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all investment risk.

If my annuity contract qualifies under Section 403(b), I declare that I know: (1) the limits on withdrawals from my Contract imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer’s Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to FSBL under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, FSBL will be liable only for the return of the amount paid.

❒ Check this box to receive a Statement of Additional Information.

Important Notice Concerning Tax Treatment for Same-Sex Spouses

Pursuant to Section 3 of the federal Defense of Marriage Act (“DOMA”), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder’s spouse.

Please Continue

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11. Provide Signature

My signature below indicates the information provided within the application is accurate and true, including my tax identification number.

Tax Identification Number Certification

Instructions: You must cross out item (2) in the below paragraph if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number.

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. citizen or other U.S. person (as defined in the IRS Form W-9 instructions).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

X
	Signature of Owner	Date (mm/dd/yyyy)	Signed at (City/State)

X	Signature of Joint Owner	Date (mm/dd/yyyy)

Important Information About Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

Registered Representative/Dealer Information

Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company?
m
No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations. I have complied with the requirements for disclosure and/or replacement by enclosing a completed and signed Definition of Replacement and leaving a copy of the form with the applicant.

m
Yes. If yes, please enclose a completed and signed (i) Disclosure Statement; (ii) Important Notice form; and (iii) Incoming Funds Transfer form. The agent is required to leave with the applicant a copy of the Disclosure Statement and Important Notice form. Also, if an Application Supplement is applicable (for selecting the dollar cost averaging or asset allocation option), please enclose a completed and signed Application Supplement as well.

Comments:

Print Name of Representative

X
	Signature of Representative	Date (mm/dd/yyyy)

Address
	Street Address	City	State	ZIP Code

Daytime Phone Number	Email Address

Representative License I.D. Number

Print Name of Broker/Dealer

Mail to: First Security Benefit Life Insurance and Annuity Company of New York • Administrative Office • PO Box 750497 • Topeka, KS 66675-0497 or
Fax to: 1-785-368-1772
Visit us online at www.securitybenefit.com

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